UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2002

VENTURE CATALYST INCORPORATED
(Exact Name of registrant as specified in its charter)

UTAH	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On September 5, 2002, Venture Catalyst Incorporated issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7.    Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 5, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2002	VENTURE CATALYST INCORPORATED

	By:	/S/ KEVIN MCINTOSH

Kevin McIntosh Senior Vice President and Chief Financial Officer